UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                            -------------------------


         Date of Report (Date of Earliest Event Reported):  October 2,2003
                                                           ----------------


                         MURRAY UNITED DEVELOPMENT CORP.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      33-19048-NY                22-2856171
------------------              ----------------          -------------------
  (State or other               (Commission File             IRS Employer
  Jurisdiction of                    Number)              Identification No.)
  Incorporation)


                     P.O. Box 224, Landing, New Jersey 07850
         -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (908) 979-3025
                         ------------------------------
              (Registrant's telephone number including area code)



ITEM 5.     Other Events.
-------     -------------

         In June 2002, we entered into an oral agreement with George H. Johnson and William L. Johnson (the "Inventors") to develop a method and apparatus for production of photo galvanic hydrogen (the "PGH Technology") and to prepare and file a provisional patent application relating thereto (the "Provisional Patent Application")in the U.S. Patent and Trademark Office ("PTO"). The Inventors further agreed that, upon filing of the Provisional Patent Application, they would negotiate with the Company for an assignment of all of their interest in the PGH Technology and the Provisional Patent Application to the Company. In consideration for the Inventors' services, the Company agreed to issue to each of the Inventors 100,000 shares of the Company's Common Stock and to register such shares with the Securities and Exchange Commission. The Company subsequently formalized the oral agreement with the Inventors described above by a written agreement (the "Technology Development Consulting Agreement") dated as of June 1, 2002.


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

         In July 2003, the Inventors filed the Provisional Patent Application with the PTO. On October 2, 2003, the Company entered into a Technology Assignment Agreement with the Inventors pursuant to which the Inventors agreed to assign to the Company all of their rights in the PGH Technology, in the Provisional Patent Application, and in all letters patent, both domestic and foreign, that may be granted for the PGH Technology. In consideration for such assignment, the Company agreed to grant to the Inventors a right of first refusal to perform all consulting services derived from contracts and/or grants entered into between the Company and third parties relating to the development of the PGH Technology. We further agreed to reimburse the Inventors up to $5,000 for their out-of pocket expenses incurred for materials and supplies to build apparatus relating to the PGH Technology and for collecting, and testing for, the production of hydrogen.

         Pursuant to the Technology Assignment Agreement, the Inventors executed an Assignment of Invention & Patent Rights, dated October 2, 2003 (the "Assignment"), under which the Inventors assigned to the Company their rights in the PGH Technology, all applications for Letters Patent that may be filed for the PGH Technology, and all Letters Patent for the PGH Technology in any country. The Company intends to file such Assignment with the PTO as soon as reasonably practicable.

         By separate agreement dated as of October 2, 2003 but effective as of July 18, 2003, we entered into Consulting Agreements with each of the Inventors (the "Consulting Agreements") pursuant to which the Inventors agreed to assist the Company in obtaining grants from and/or contracts with third parties for research and development relating to the PGH Technology and in obtaining a patent on the technology described in the Provisional Patent Application.

         In consideration for such services, we agreed to issue to each of the Consultants 100,000 shares of the Company's Common Stock upon receipt of grants or contracts resulting in at least $250,000 of revenue to the Company and an additional 100,000 shares of Common Stock upon the grant by the PTO of a patent on the PGH Technology. If issued, all such shares of Common Stock will be "restricted securities" and may therefore not be sold or transferred other than in accordance with an exemption from the registration requirements of applicable federal and states securities laws. The term of the Consulting Agreements is from the effective date of the agreement until the services have been completed. However, the Company will have the right to terminate the Consulting Agreements if a patent on the PGH Technology has not been issued by the PTO on or before July 18, 2005.

         There is no material relationship between either of the Inventors and the Company, any director or officer of the Company, or any associate of such directors and officers.

         We intend to enter into an arrangement with The Pennsylvania Technology Consortium to produce prototypes of the apparatus for production of photo galvanic hydrogen. Mr. Robert Van Dine, the President of the Company, is a principal owner of The Pennsylvania Technology Consortium. No terms of our proposed arrangement with The Pennsylvania Technology Consortium have been agreed upon. However, the Company intends that any such terms will be comparable to those that may be obtained from an unaffiliated third party.

         The filing of a provisional patent application preserves a priority filing date; however, it is not examined by the PTO for patentability. In order to obtain a patent on the PGH Technology, we are required to file a non-provisional patent application on or before July 18, 2004. Although we intend to file a non-provisional application on or before the above date, we cannot provide any assurances that we will finally be able to obtain a patent on the PGH Technology.


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


ITEM 7.  Financial Statements, Pro Forma Financial Statements
         and Exhibits.
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          c)  Exhibits.

         (10)  Material Contracts

               (a) Technology Development Consulting Agreement dated as of June 1, 2002 between the Company and George H. Johnson and William L. Johnson

               (b) Technology Assignment Agreement dated as of October 2, 2003 between the Company and George H. Johnson and William L. Johnson

               (c) Assignment of Invention & Patent Rights dated October 2, 2003 from George H. Johnson and William L. Johnson to the Company

               (d) Consulting Agreement dated as of October 2, 2003 between the Company and William L. Johnson

               (e) Consulting Agreement dated as of October 2, 2003 between the Company and George H. Johnson




                                   SIGNATURES
                           --------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 15, 2003


                                         MURRAY UNITED DEVELOPMENT CORP.

                                         By: / s / Dwight Foster
                                         --------------------------------------
                                         Dwight Foster, Chief Executive Officer


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


                                  EXHIBIT INDEX



    (10)  Material Contracts

          (a) Technology Development Consulting Agreement dated as of June 1, 2002 between the Company and George H. Johnson and William L. Johnson

          (b) Technology Assignment Agreement dated as of October 2, 2003 between the Company and George H. Johnson and William L. Johnson

          (c) Assignment of Invention & Patent Rights dated October 2, 2003 from George H. Johnson and William L. Johnson to the Company

          (d) Consulting Agreement dated as of October 2, 2003 between the Company and William L. Johnson

          (e) Consulting Agreement dated as of October 2, 2003 between the Company and George H. Johnson